                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                   FORM 8-K/A



                           AMENDMENT TO CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: October 2, 1998



                               AUTOCAM CORPORATION



                             A Michigan Corporation
                         Commission File Number 0-19544
                  I.R.S. Employer Identification No. 38-2790152
                4070 East Paris Avenue, Kentwood, Michigan 49512
                            Telephone: (616) 698-0707

This Amendment amends the Current Report on Form 8-K of Autocam Corporation (the "Company"), dated October 2, 1998. As provided in Item 7(a)(4) of the instructions to Form 8-K, such Current Report on Form 8-K did not include audited consolidated financial statements of Compagnie Financiere du Leman SA ("CFL"), the business acquired in the transaction, which were not available at the time the Current Report on Form 8-K was filed. This Amendment is filed to provide audited consolidated financial statements of CFL and the required pro forma combining financial information.

The following information amends Item 7 of the Current Report on Form 8-K and sets forth, in its entirety, the information as amended.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Consolidated Financial Statements of Business Acquired. The following consolidated financial statements of CFL are filed as part of this Current
     Report:

     Independent Auditor's Report

     Consolidated Balance Sheets as of September 30, 1998 (unaudited) and
       December 31, 1997, 1996 and 1995

     Consolidated Statements of Operations for the Nine Months Ended September
       30, 1998 (unaudited) and the Years Ended December 31, 1997, 1996 and 1995

     Consolidated Statements of Cash Flows for the Nine Months Ended September
       30, 1998 (unaudited) and the Years Ended December 31, 1997, 1996 and 1995

     Notes to the Consolidated Financial Statements

(b) Pro Forma Combining Financial Information. The following unaudited combining pro forma financial information is filed as part of this Current
     Report:

     Description of Pro Forma Combining Financial Information

     Pro Forma Combining Balance Sheet as of September 30, 1998

     Pro Forma Combining Statements of Operations for the three months ended September 30, 1998 and for the year ended June 30, 1998.

     Notes to Pro Forma Combining Financial Information

(c)  Exhibits.

     23 - Consent of PricewaterhouseCoopers (filed herewith, page E-1).

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 16, 1998

                                     AUTOCAM CORPORATION


                                             /s/ WARREN A. VELTMAN
                                     ------------------------------------------
                                     Warren A. Veltman, Principal Financial and
                                       Accounting Officer

[PricewaterhouseCoopers Letterhead]

INDEPENDENT AUDITOR'S REPORT

TO THE BOARD OF DIRECTORS OF COMPAGNIE FINANCIERE DU LEMAN ("CFL")

We have audited the accompanying consolidated balance sheets of CFL and its subsidiary as of December 31, 1997, 1996 and 1995 and the related consolidated statements of operations and consolidated cash flow statements for each of the years in the three year period ended December 31, 1997. These consolidated financial statements are the responsibility of the management of CFL. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in France. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CFL and its subsidiary as of December 31, 1997, 1996 and 1995 and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 1997, in conformity with generally accepted accounting principles in France.

Accounting principles generally accepted in France vary in certain significant respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States would have affected net income for the three years ended December 31, 1997 and shareholders' funds at December 31, 1997, 1996 and 1995 to the extent summarized in Notes 8 and 15 to the consolidated financial statements.

Lyons, France                      Fiduciaire Continentale Lyon
                             Member of PricewaterhouseCoopers
December 8, 1998

                                                              /s/   Vidal Martin
                                                                     Partner

                          COMPAGNIE FINANCIERE DU LEMAN
                      UNAUDITED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)


                                                           NOTES      FRENCH GAAP       ADJUSTMENTS         US GAAP
                                                           -----      -----------       -----------         -------
Goodwill                                                              FF   45,919                         FF   45,919
Other intangible fixed assets                                               1,071       FF       96             1,167
                                                                      -----------       -----------       -----------
Total intangible assets, net                                               46,990                96            47,086
                                                                      -----------       -----------       -----------

Land                                                                        1,550                               1,550
Buildings                                                                  28,447               461            28,908
Industrial fixtures, equipment and tooling                                126,410            74,714           201,124
Other tangible fixed assets                                                 4,511               610             5,121
Fixed assets in-progress                                                    1,984                               1,984
Advances and prepayments                                                    2,954                               2,954
                                                                      -----------       -----------       -----------
Total property, plant and equipment, net                                  165,856            75,785           241,641
                                                                      -----------       -----------       -----------

Investments, net                                                            1,449                               1,449

Inventory, net                                             1               47,327             2,914            50,241

Accounts receivable, net                                                  169,662                             169,662

Deferred income taxes                                                       2,281             4,047             6,328
Other receivables                                                           4,675                               4,675
                                                                      -----------       -----------       -----------
Total current receivables, net                                              6,956             4,047            11,003
                                                                      -----------       -----------       -----------

Deposits
Cash                                                                        6,794                               6,794
                                                                      -----------                         -----------
Total cash and cash equivalents                                             6,794                               6,794
                                                                      -----------                         -----------

Prepaid expenses                                                            1,085               202             1,287
                                                                      -----------       -----------       -----------
TOTAL ASSETS                                                          FF  446,119       FF   83,044       FF  529,163
                                                                      ===========       ===========       ===========

Common stock                                                          FF   95,200                         FF   95,200
Additional paid-in capital                                                 13,502                              13,502
Retained earnings                                                          32,881       FF   41,900            74,781
Net income or loss of the tax year                                          3,945            (2,233)            1,712
                                                                      -----------       -----------       -----------
Shareholders' equity                                                      145,528            39,667           185,195
                                                                      -----------       -----------       -----------

Minority interest                                                              57                                  57

Provisions for contingencies and losses                                    15,724             8,324            24,048

Bank borrowings                                                           123,846             3,313           127,159
Other financial borrowings and debts                                        7,357                               7,357
                                                                      -----------       -----------       -----------
Total financial debts                                                     131,203             3,313           134,516
                                                                      -----------       -----------       -----------

Trade notes and related accounts payable                                   85,441                              85,441
Liabilities on fixed assets and related accounts                           19,526                              19,526
Deferred income taxes                                                         559            31,740            32,299
Other liabilities                                                          48,081                              48,081
                                                                      -----------       -----------       -----------
Total current liabilities                                                 153,607            31,740           185,347
                                                                      -----------       -----------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            FF  446,119       FF   83,044       FF  529,163
                                                                      ===========       ===========       ===========

                          COMPAGNIE FINANCIERE DU LEMAN
                 UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)

                                                         NOTES        FRENCH GAAP        ADJUSTMENTS           US GAAP
                                                         -----        -----------        -----------           -------
Net sales                                                             FF  378,214                         FF  378,214

Stored production                                                              67          FF   264               331
Capitalized production                                                        863                                 863
Other operating income                                                      7,081                               7,081
Reversal of depreciation and accruals                                       1,475                               1,475
                                                                      -----------         ---------       -----------
Operating income                                                          387,700               264           387,964

Raw materials                                                             (68,383)                            (68,383)
Inventory variation                                                           623                                 623
Other purchases and expenses                                             (115,351)            1,461          (113,890)
                                                                      -----------         ---------       -----------
Added value                                                               204,589             1,725           206,314

Taxes and assimilated payments                                            (11,473)                            (11,473)
Wages and salaries                                                        (86,041)                            (86,041)
Contractual employees' profit sharing                                      (1,026)                             (1,026)
Social security and contributions                                         (34,115)                            (34,115)
                                                                      -----------         ---------       -----------
Gross operating margin                                                     71,934             1,725            73,659

Depreciation on fixed assets                                              (54,097)           (4,821)          (58,918)
Reserve allowance on current assets                                        (2,581)           (1,237)           (3,818)
Other expenses                                                               (404)                               (404)
                                                                      -----------         ---------       -----------
Operating income                                                           14,852            (4,333)           10,519

Financial income                                                           (4,823)             (107)           (4,930)
                                                                      -----------         ---------       -----------
Current income before tax                                                  10,029            (4,440)            5,589

Extraordinary income                                                         (100)              (22)             (122)
Legal employees' profit sharing                                              (898)                               (898)
Current income tax                                                         (5,116)                             (5,116)
Deferred income taxes                                                          30             2,229             2,259
                                                                      -----------         ---------       -----------

NET INCOME                                                            FF    3,945         (FF 2,233)      FF    1,712
                                                                      ===========         =========       ===========

                          COMPAGNIE FINANCIERE DU LEMAN
                 UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)


CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                                         FF1,712
Adjustments to reconcile net income to net cash provided by
operating activities:
         Depreciation and amortization                                                              58,918
         Change in reserve for inventory                                                               456
         Change in long-term provisions                                                              2,645
         Deferred income taxes                                                                      (2,259)
         Gain on sales of property, plant and equipment                                                 (2)
         Increase/decrease in operating assets and liabilities:
                Increase in trade accounts receivable                                              (12,052)
                Increase in inventories                                                               (957)
                Decrease in other current assets                                                     1,463
                Increase in prepaid expenses                                                          (682)
                Increase in trade accounts payable                                                   2,044
                Increase in liabilities on fixed assets                                              1,090
                Increase in other current liabilities                                                7,459
                                                                                                 ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                           59,835
                                                                                                 ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of intangible assets                                                                      (69)
Acquisitions of property, plant and equipment                                                      (63,785)
Acquisitions of investments                                                                             (4)
Proceeds from sales of property, plant and equipment                                                   398
New loans (accrued interest included)                                                               40,961
Reimbursements of loans (accrued interest included)                                                (38,073)
                                                                                                 ---------
NET CASH USED IN INVESTING ACTIVITIES                                                              (60,572)
                                                                                                 ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in overdrafts and miscellaneous debts                                                       7,985
Dividends paid                                                                                      (3,002)
                                                                                                 ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                            4,983
                                                                                                 ---------

NET INCREASE IN CASH                                                                                 4,246
Cash, beginning of period                                                                            2,548
                                                                                                 ---------
CASH, END OF PERIOD                                                                              FF  6,794
                                                                                                 =========

                          COMPAGNIE FINANCIERE DU LEMAN
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



1. INVENTORY

                               BALANCE AT         BALANCE AT
                                 9/30/98           12/31/97      VARIATION      VARIATION IN %
                                 -------           --------      ---------      --------------
Net value -
   Materials                    FF10,369           FF 9,621       FF 748              8%
Net value - WIP                   28,878             27,621       (1,692)           -17
Net value -
   Finished goods                  8,080              9,772        1,257              5
                                --------           --------       ------

TOTAL NET
  VALUE                         FF47,327           FF47,014        FF313              1%
                                ========           ========       ======


2. SUBSEQUENT EVENT

The rights to all the outstanding common shares of CFL were purchased by Autocam France SARL, a wholly-owned subsidiary of Autocam Corporation, effective October 1, 1998 for FF300 million.

                          COMPAGNIE FINANCIERE DU LEMAN
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)

                                                     NOTES       FRENCH GAAP        ADJUSTMENTS          US GAAP
                                                     -----       -----------        -----------          -------
Goodwill                                                            FF 48,980                          FF   48,980
Other intangible fixed assets                          2                1,520        FF       96             1,616
                                                                    ---------        -----------       -----------
Total intangible assets, net                                           50,500                 96            50,596
                                                                    ---------        -----------       -----------

Land                                                   2                1,550                                1,550
Buildings                                              2               29,854                557            30,411
Industrial fixtures, equipment and tooling             2              108,625             79,256           187,881
Other tangible fixed assets                            2                4,979                811             5,790
Fixed assets in-progress                               2                3,829                                3,829
Advances and prepayments                               2                4,130                                4,130
                                                                    ---------        -----------       -----------
Total property, plant and equipment, net                              152,967             80,624           233,591
                                                                    ---------        -----------       -----------
Investments, net                                       2                1,445                                1,445

Inventory, net                                         3               47,014              2,727            49,741

Accounts receivable, net                               4              157,610                              157,610

Deferred income taxes                                 14                2,280              3,465             5,745
Other receivables                                      5                6,138                                6,138
                                                                    ---------        -----------       -----------
Total current receivables, net                                          8,418              3,465            11,883
                                                                    ---------        -----------       -----------

Deposits                                               6                  473                                  473
Cash                                                   6                2,075                                2,075
                                                                    ---------                          -----------

Total cash and cash equivalents                                         2,548                                2,548
                                                                    ---------                          -----------

Prepaid expenses                                       7                  296                309               605
                                                                    ---------        -----------       -----------
TOTAL ASSETS                                                        FF420,798        FF   87,221       FF  508,019
                                                                    =========        ==========        ===========

Common stock                                           8            FF 95,200                          FF   95,200
Additional paid-in capital                             8               13,502                               13,502
Retained earnings                                      8               33,837        FF   37,745            71,582
Net income or loss of the tax year                     8                2,046              4,156             6,202
                                                                    ---------        -----------       -----------
Shareholders' equity                                                  144,585             41,901           186,486
                                                                    ---------        -----------       -----------


Minority interest                                                          57                                   57

Provisions for contingencies and losses                9               14,243              7,160            21,403

Bank borrowings                                       10              110,620              4,774           115,394
Other financial borrowings and debts                  10                8,249                                8,249
                                                                    ---------        -----------       -----------
Total financial debts                                                 118,869              4,774           123,643
                                                                    ---------        -----------       -----------


Trade notes and related accounts payable              11               83,397                               83,397
Liabilities on fixed assets and related accounts      11               18,436                               18,436
Deferred income taxes                                 14                  589             33,386            33,975
Other liabilities                                     12               40,622                               40,622
                                                                    ---------        -----------       -----------

Total current liabilities                                             143,044             33,386           176,430
                                                                    ---------        -----------       -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          FF420,798        FF  87,221        FF  508,019
                                                                    =========        ==========        ===========

                          COMPAGNIE FINANCIERE DU LEMAN
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



                                                     NOTES       FRENCH GAAP        ADJUSTMENTS          US GAAP
                                                     -----       -----------        -----------          -------

Net sales                                             13          FF  486,546                          FF  486,546

Stored production                                                        (597)      (FF     53)               (650)
Capitalized production                                                  1,478                                1,478
Other operating income                                                    154                                  154
Reversal of depreciation and accruals                                   4,085                                4,085
                                                                  -----------       ----------         -----------
Operating income                                                      491,666              (53)            491,613

Raw materials                                                         (90,635)                             (90,635)
Inventory variation                                                      (558)                                (558)
Other purchases and expenses                                         (137,248)           1,127            (136,121)
                                                                  -----------       ----------         -----------
Added value                                                           263,225            1,074             264,299

Taxes and assimilated payments                                        (13,441)                             (13,441)
Wages and salaries                                                   (104,680)                            (104,680)
Contractual employees' profit sharing                                  (3,133)                              (3,133)
Social security and contributions                                     (41,291)                             (41,291)
                                                                  -----------       ----------         -----------
Gross operating margin                                                100,680            1,074             101,754

Depreciation on fixed assets                                          (85,418)          13,440             (71,978)
Reserve allowance on current assets                                    (4,881)             544              (4,337)
Other expenses                                                           (531)                                (531)
                                                                  -----------       ----------         -----------
Operating income                                                        9,850           15,058              24,908

Financial expense                                                      (7,265)             (93)             (7,358)
                                                                  -----------       ----------         -----------
Current income before tax                                               2,585           14,965              17,550

Extraordinary income                                                    4,121           (2,733)              1,388
Legal employees' profit sharing                                          (473)                                (473)
Current income tax                                    14               (4,359)                              (4,359)
Deferred income taxes                                 14                  172           (8,076)             (7,904)
                                                                  -----------       ----------         -----------
NET INCOME                                                        FF    2,046       FF   4,156         FF    6,202
                                                                  ===========       ==========         ===========

                          COMPAGNIE FINANCIERE DU LEMAN
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)


CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                                     FF   6,202
Adjustments to reconcile net income to net cash provided by operating activities:
         Depreciation and amortization                                                             71,978
         Change in reserve for inventory                                                              439
         Change in long-term provisions                                                            (1,423)
         Deferred income taxes                                                                      7,904
         Gain on sales of property, plant and equipment                                              (145)
         Increase/decrease in operating assets and liabilities:
                Increase in trade accounts receivable                                             (10,819)
                Decrease in inventories                                                             1,209
                Increase in other current assets                                                   (3,332)
                Increase in prepaid expenses                                                         (412)
                Increase in trade accounts payable                                                  1,009
                Increase in liabilities on fixed assets                                             2,373
                Decrease in other current liabilities                                              (7,558)
                                                                                               ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                          67,425
                                                                                               ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of intangible assets                                                                    (890)
Acquisitions of property, plant and equipment                                                     (81,371)
Acquisitions of investments                                                                            (4)
Proceeds from sales of property, plant and equipment                                                6,406
New loans (accrued interest included)                                                              19,774
Reimbursements of loans (accrued interest included)                                               (34,542)
                                                                                               ----------
NET CASH USED IN INVESTING ACTIVITIES                                                             (90,627)
                                                                                               ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in overdrafts and miscellaneous debts                                                     18,797
Dividends paid                                                                                     (5,003)
                                                                                               ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                         (13,794)
                                                                                               ----------

NET DECREASE IN CASH                                                                               (9,408)
Cash, beginning of period                                                                          11,956
                                                                                               ----------
CASH, END OF PERIOD                                                                            FF   2,548
                                                                                               ==========


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


1.1  Differences between French and US GAAP

The accompanying financial statements have been prepared on the basis of the consolidated financial statements of Compagnie Financiere du Leman ("CFL"), prepared in accordance with French generally accepted accounting principles ("French GAAP") which differ in certain significant respects from those applicable in the United States ("US GAAP").

These differences, for which the effects of the adjustments on net profit and shareholders' equity are listed respectively in Notes 8 and 15, relate principally to the items set out below:

Fixed assets - Fixed assets can be depreciated for tax purposes using the accelerated declining balance method in France. For US GAAP purposes, the straight-line method has been used and depreciation has been restated for purchased software, equipment, fixtures and fittings and others.

Leases meeting the capitalization criteria as stated in Statement of Financial Accounting Standard No. 13, "Accounting for Leases," are not capitalized for French GAAP. A capital lease for a machine has been restated in compliance with US GAAP.

Inventory - Finished goods and work in-progress inventory as computed by Frank & Pignard ("F&P") does not include administrative overhead (operating leases for buildings, Business Tax and computer department). For US GAAP purposes, a percentage of overhead has been allocated to inventory.

Finished goods and work in-progress inventory has also been restated to include the impact of the correction of the depreciation method.

Provision for contingencies and losses - Provisions recorded in French GAAP financial statements have been examined in the light of Statement of Financial Accounting Standard No. 5, "Accounting for Contingencies," and Emerging Issues Task Force Statement No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)." Adequate corrections have been made to the financial statements to comply with US GAAP on provisions for litigation and restructuring.

Accruals for pension obligations are not mandatory in French GAAP. As a consequence, the company only accrued obligations for certain employees. This accrual has been increased to reflect the pension liability for all the employees.

Minority interest - The impact of the adjustments between French and US GAAP has not been taken into account for the calculation of minority interest, as this would lead to an immaterial adjustment.


1.2 Management estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



1.3 Consolidation

The accompanying consolidated financial statements include the accounts of CFL and its majority-owned (99.9%) subsidiary, F&P. All significant intercompany transactions and balances are eliminated in consolidation.

Following equity investments are not consolidated, as they are deemed not significant:

            -   SC Thermipar, 74950, Scionzier: 50% of the capital
            -   Sarl Les Pilotis, 74311, Thyez: 20% of the capital


1.4 Revenue recognition

Revenue from sales of products is recognized upon shipment or delivery, depending on when title and risk of loss is transferred under the specific contractual terms of each sale, which may vary customer by customer.


1.5 Inventories

Inventories are valued at the lower of manufacturing cost, which is principally comprised of raw material, labor costs, and overhead, or market (net realizable value). Cost is determined on a first-in, first-out basis for raw material (including shipping and storage costs) and by specific identification for finished goods. Appropriate consideration is given to deterioration, obsolescence and other factors in evaluating net realizable value. Inventories whose probability of being sold is very low (dead inventory) are depreciated by 100%.


1.6 Property, plant and equipment

Property, plant and equipment is stated at historical cost. Depreciation of property, plant and equipment is calculated either by the straight-line ("SL") or the declining balance ("D") method over the estimated useful life of the assets concerned, as follows:

Buildings........................................................20-25 years SL
Installations..................................................10 years SL or D
Equipment..................................................5-6.67 years SL or D
Furniture, fixtures and fittings and others..................3-10 years SL or D


1.7 Intangible assets

Intangible assets consist primarily of purchased software and goodwill. The basis for valuation of these assets is historical acquisition. Amortization of intangible assets is calculated by the straight-line method, as follows:

Purchased software......................................................4 years
Goodwill...............................................................20 years

1.8 Income taxes

In December 1990, CFL and F&P entered into a tax sharing agreement. This agreement has been applicable since January 1, 1991.

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



1.8 Income taxes - Concluded

The Group accounts for deferred income taxes in accordance with Statement of Financial Accounting Standard No. 109 ("SFAS 109"), "Accounting for Income Taxes." Under SFAS 109, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured by applying enacted tax rates and laws to taxable years in which such differences are expected to reverse.


1.9 Translation of foreign currencies

Receivables and payables denominated in foreign currencies are translated at year-end exchange rates. The resulting unrealized exchange gains and losses are carried to the statement of income.


2. FIXED ASSETS


                                           INCREASES -                  DECREASES
                           GROSS VALUE   ADDITIONS, CIP,   -----------------------------------   GROSS VALUE AT
                           AT 12/31/96     TRANSFER            TRANSFERS         DISPOSALS           12/31/97
                           -----------     --------            ---------         ---------           --------
Software                   FF    4,824     FF       890                         FF      22         FF    5,692
                           -----------     ------------                         ----------         -----------
TOTAL INTANGIBLE
ASSETS                           4,824              890                                 22               5,692
                           -----------     ------------                         ----------         -----------

Land                             1,550                                                                   1,550
                           -----------                                                             -----------

Thyez building                   5,560                                                                   5,560
Building installations
                                13,781              543                                 53              14,271
Pochons building                 9,380                                                                   9,380
Ternier building                20,851                                                                  20,851
Apartment building                 345                                                                     345
                           -----------     ------------                         ----------         -----------
Subtotal Buildings              49,917              543                                 53              50,407
                           -----------     ------------                         ----------         -----------

Machine tools                  511,079           63,478                              7,318             567,239
Used equipment                  10,885               43                                  8              10,920
Plant equipment                  9,021            5,746                              4,241              10,526
                           -----------     ------------                         ----------         -----------
Subtotal Machinery
   Equipment                   530,985           69,267                             11,567             588,685
                           -----------     ------------                         ----------         -----------

Installations                   12,013            1,765                                147              13,631
Vehicles                         1,854              481                                374               1,961
Office equipment                 4,952              948                                672               5,228
Office furniture                 1,666               62                                                  1,728
                           -----------     ------------                         ----------         -----------
Subtotal -
   Miscellaneous                20,485            3,256                              1,193              22,548
                           -----------     ------------                         ----------         -----------
CIP-Machinery and
   Equipment                     2,856            3,754            FF 2,856                              3,754
CIP-Miscellaneous                                    75                                                     75
                           -----------     ------------            --------                        -----------
Subtotal CIP                     2,856            3,829               2,856                              3,829
                           -----------     ------------            --------                        -----------


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)


2. FIXED ASSETS - CONCLUDED


                                              INCREASES -               DECREASES
                             GROSS VALUE   ADDITIONS, CIP,  ---------------------------------   GROSS VALUE AT
                             AT 12/31/96       TRANSFER        TRANSFERS        DISPOSALS          12/31/97
                             -----------       --------        ---------        ---------          --------
Advances for CIP            FF    2,298    FF     4,130       FF  2,298                          FF    4,130
                            -----------    ------------       ---------                          -----------

TOTAL FIXED ASSETS              608,091          81,025           5,154      FF   12,813             671,149
                            -----------    ------------       ---------      -----------         -----------

SUBTOTAL FIXED ASSETS
   BEFORE INVESTMENTS
                                612,915          81,915           5,154           12,835             676,841
                            -----------    ------------       ---------      -----------         -----------

Equity investments                  804                                                                  804
Receivables from equity
   investments                      520                                                                  520
Other equity investments
                                    106               4                                                  110
Deposits and guaranties
                                                                                                          11
                                     11
TOTAL INVESTMENTS                 1,441               4                                                1,445
                            -----------    ------------                                          -----------

TOTAL FIXED
   ASSETS                   FF  614,356    FF    81,919       FF  5,154      FF   12,835         FF  678,286
                            ===========    ============       =========      ===========         ===========

Software                    FF    3,448    FF       746                      FF       22         FF    4,172
                            -----------    ------------                      -----------         -----------
TOTAL AMORTIZATION-
   INTANGIBLE ASSETS              3,448             746                               22               4,172
                            -----------    ------------                      -----------         -----------

Buildings                         4,112             151                                                4,263
Leasehold buildings               5,896           1,525                                                7,421
Building installations            7,958             953                               42               8,869
                            -----------    ------------                      -----------         -----------
Subtotal Buildings               17,966           2,629                               42              20,553
                            -----------    ------------                      -----------         -----------

Machinery and
   equipment                    410,816          74,977                            5,733             480,060
                            -----------    ------------                      -----------         -----------

Installations                     9,700           1,571                              133              11,138
Vehicles                            985             394                              286               1,093
Office furniture and
   equipment                      4,991           1,019                              672               5,338
                            -----------    ------------                      -----------         -----------
Subtotal Miscellaneous           15,676           2,984                            1,091              17,569
                            -----------    ------------                      -----------         -----------
TOTAL DEPRECIATION -
   FIXED ASSETS                 444,458          80,590                            6,866             518,182
                            -----------    ------------                      -----------         -----------

TOTAL
   AMORTIZATION
   AND
   DEPRECIATION             FF  447,906    FF    81,336                      FF    6,888         FF  522,354
                            ===========    ============                      ===========         ===========




                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



3. INVENTORY

                            BALANCE AT            BALANCE AT
                             12/31/97              12/31/96               VARIATION        VARIATION IN %
                             --------              --------               ---------        --------------

Raw materials                FF  8,148            FF  8,487                (FF   339)              -4%
                             ---------            ---------                ---------
Total raw materials              8,148                8,487                     (339)              -4
                             ---------            ---------                ---------

Supplies                           449                  434                       15                3
Packaging                          288                  520                     (232)             -45
Miscellaneous                    1,081                1,082                       (1)
                             ---------            ---------                ---------
Total other
   materials                     1,818                2,036                     (218)             -11
                             ---------            ---------                ---------

Gross value -
   Materials                     9,966               10,523                     (557)              -5
Provisions                        (345)                (541)                    (196)             -36
                             ---------            ---------                ---------
NET VALUE -
   MATERIALS                 FF  9,621            FF  9,982                (FF   361)              -4%
                             =========            =========                =========

Work in progress
   (WIP)                     FF 33,747            FF 29,520                FF  4,227               14%
Finished goods                   9,772               14,596                   (4,824)             -33
                             ---------            ---------                ---------

Gross value - WIP
   & Finished
   goods                        43,519               44,116                     (597)              -1
Provisions                      (6,126)              (5,532)                     594               11
                             ---------            ---------                ---------
NET VALUE - WIP
   & FINISHED
   GOODS                     FF 37,393            FF 38,584                (FF 1,191)              -3%
                             =========            =========                =========

Total gross value            FF 53,485            FF 54,639                (FF 1,154)              -2%
Provisions                      (6,471)              (6,073)                     398                7
                             ---------            ---------                ---------
TOTAL NET
   VALUE                     FF 47,014            FF 48,566                (FF 1,552)              -3%
                             =========            =========                =========


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



4. TRADE ACCOUNTS RECEIVABLE

                                      BALANCE AT      BALANCE AT
                                       12/31/97        12/31/96             VARIATION       VARIATION IN %
                                       --------        --------             ---------       --------------
Trade accounts receivable              FF  66,193     FF  75,432            (FF  9,239)           -12%
Bills receivable                           91,163         71,323                19,840             28
Accrued trade accounts
   receivable                                 537            319                   218             68
                                       ----------     ----------            ----------
Total trade accounts receivable           157,893        147,074                10,819              7

Allowance for doubtful
   accounts                                  (283)          (283)
                                       ----------     ----------            ----------
TOTAL TRADE
   ACCOUNTS
   RECEIVABLE (NET)                    FF 157,610     FF 146,791            FF  10,819              7%
                                       ==========     ==========            ==========


5. OTHER RECEIVABLES

                               BALANCE AT         BALANCE AT
                                12/31/97           12/31/96                 VARIATION        VARIATION IN %
                                --------           --------                 ---------        --------------
TOTAL OTHER
   RECEIVABLES                  FF6,138             FF2,806                  FF3,332              119%
                                =======             =======                  =======

As of December 31, 1997, other receivables mainly consist of:

          -        Value-added tax recoverable: FF1,877

          -        Accrued receivables (rebates from suppliers): FF704

          -        Income Tax refund: FF3,465


6. CASH AND CASH EQUIVALENTS

                            BALANCE AT          BALANCE AT
                              12/31/97           12/31/96                 VARIATION        VARIATION IN %
                              --------           --------                 ---------        --------------
Cash                        FF    2,027        FF        561               FF  1,466              261%
Petty cash                           48                   48
                            -----------        -------------
Total cash                        2,075                  609                   1,466              241
Total marketable
   securities                       473               11,347                 (10,874)             -96
                            -----------        -------------               ---------
TOTAL CASH
   AND CASH
   EQUIVALENTS              FF    2,548        FF     11,956               (FF 9,408)             -79%
                            ===========        =============                ========


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



7. PREPAID EXPENSES

                              BALANCE AT         BALANCE AT
                               12/31/97           12/31/96                  VARIATION        VARIATION IN %
                               --------           --------                  ---------        --------------
TOTAL
  PREPAID
  EXPENSES                      FF296              FF193                      FF103               54%
                                =====              =====                      =====


As of December 31, 1997, prepaid expenses consist of operating expenses (FF277) and interest charges (FF19).


8. EFFECT ON SHAREHOLDERS' EQUITY OF DIFFERENCES BETWEEN FRENCH AND US GAAP

                                                                                              BALANCE AT
                                                                                               12/31/97
                                                                                               --------
SHAREHOLDERS' EQUITY AS REPORTED UNDER FRENCH GAAP                                             FF144,585

US GAAP adjustments
-    Fixed asset depreciation                                                                     75,633
-    Capital lease                                                                                   622
-    Overheads allocation to inventory and impact of fixed assets depreciation on
     inventory                                                                                     2,727
-    Provisions for litigation                                                                     1,157
-    Pension liability                                                                            (8,316)
-    Deferred taxation on US GAAP adjustments                                                    (29,922)
                                                                                               ---------
SHAREHOLDERS' EQUITY AS REPORTED UNDER US GAAP                                                 FF186,486
                                                                                               =========


9. PROVISIONS FOR CONTINGENCIES AND LOSSES

                              BALANCE AT           BALANCE AT
                               12/31/97            12/31/96                  VARIATION        VARIATION IN %
                               --------            --------                  ---------        --------------
Provisions for
   miscellaneous
   contingencies             FF    9,876           FF13,881                   (FF4,005)           -29%
Pension liability                  4,367              3,619                        748             21
                             -----------           --------                   --------
TOTAL PROVISION
   FOR
   CONTINGENCIES
   AND LOSSES                FF   14,243           FF17,500                   (FF3,257)           -19%
                             ===========           ========                   ========

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



10. FINANCIAL DEBTS - SHORT AND LONG-TERM

                            BALANCE AT           BALANCE AT
                             12/31/97             12/31/96                   VARIATION        VARIATION IN %
                             --------             --------                   ---------        --------------
Long-term portion           FF  50,129           FF  71,850                 ( FF21,721)           -30%
Short-term portion              36,721               34,350                      2,371              7
                            ----------           ----------                 ----------
BANK LOANS                  FF  86,850           FF 106,200                 (FF 19,350)           -19%
                            ----------           ----------                 ----------

ACCRUED INTEREST -
   SHORT-TERM               FF     735           FF     927                 (FF    192)           -21%
                            ----------         ------------                 ----------

OVERDRAFTS -
   SHORT-TERM               FF  23,035           FF   3,865                  FF 19,170            496%
                            ----------          -----------                 ----------

Long-term portion           FF   1,584           FF   1,903                 (FF    319)           -17%
Short-term portion               6,665                6,719                        (54)            -1
                            ----------           ----------                 ----------
MISCELLANEOUS
   FINANCIAL DEBTS          FF   8,249           FF   8,622                 (FF    373)            -4%
                            ----------           ----------                 ----------

Long-term portion           FF  51,713           FF  73,753                 (FF 22,040)           -30%
Short-term portion              67,156               45,861                     21,295             46
                            ----------           ----------                 ----------
TOTAL
   FINANCIAL
   DEBTS                    FF 118,869           FF 119,614                 (FF    745)            -1%
                            ==========           ==========                 ==========

As of December 31, 1997, miscellaneous debts include profit sharing (FF3,239) and a special fund for employees (FF4,817).


11. ACCOUNTS PAYABLE

                            BALANCE AT             BALANCE AT
                             12/31/97              12/31/96                 VARIATION        VARIATION IN %
                             --------              --------                 ---------        --------------
Trade accounts payable        FF81,167             FF79,031                   FF2,136                3%

Accrued accounts
   payable                       2,230                3,357                    (1,127)             -34
                              --------             --------                  --------
TOTAL TRADE
   ACCOUNTS
   PAYABLE                    FF83,397             FF82,388                   FF1,009                1%
                              ========             ========                  ========
Trade accounts
   payable - Bills
   payable                    FF52,023             FF54,433                   FF2,410               -4%

FIXED ASSET
   SUPPLIERS                  FF18,436             FF16,063                   FF2,373               15%
Fixed asset
   suppliers - Bills
   payable                    FF 8,086             FF 8,944                  (FF  858)             -10%


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



12. OTHER PAYABLES

                            BALANCE AT           BALANCE AT
                             12/31/97             12/31/96                 VARIATION        VARIATION IN %
                             --------             --------                 ---------        --------------
Taxes payable               FF   3,582            FF  10,344                 (FF 6,762)             -65%
Benefits payable                10,389                 9,845                       544                6
Salaries & wages
   payable                      23,934                23,828                       106
                            ----------            ----------                 ---------
Total taxes, benefits
   and salaries &
   wages payable                37,905                44,017                    (6,112)             -14
Miscellaneous payables
                                 1,959                 1,552                       407               26
Deferred revenue -
   Operating                       758                 2,611                    (1,853)             -71
                            ----------            ----------                 ---------
TOTAL
   OTHER
   PAYABLES                 FF  40,622            FF  48,180                 (FF 7,558)             -16%
                            ==========            ==========                 =========


13. SALES

                            BALANCE AT            BALANCE AT
                             12/31/97              12/31/96                  VARIATION        VARIATION IN %
                             --------              --------                  ---------        --------------
France                      FF 394,761            FF 380,541                  FF14,220              3.7%
%                                 81.1%                 79.5%

Export                      FF  91,785            FF  98,093                 (FF 6,308)             6.4%
%                                 18.9%                 20.5%

TOTAL                       FF 486,546            FF 478,634                  FF 7,912              1.7%


14. INCOME TAXES

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities reported for financial reporting purposes and such amounts as measured in accordance with tax laws.

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



14. INCOME TAXES - CONCLUDED

A reconciliation of differences between the statutory French income tax and the Group's effective income tax follows:

                                                                                              BALANCE AT
                                                                                               12/31/97
                                                                                               --------
Group's net income before tax                                                                   FF 18,465
                                                                                               ==========

Statutory income tax (rate: 41.67%)                                                            (FF 7,694)
Permanent differences - Tax impact:
-    Goodwill depreciation                                                                        (1,700)
-    Non-tax deductible expenses                                                                     (97)
-    Impact of statutory tax rate increase (41.67% - 36.67%)                                      (2,772)
                                                                                               ---------
GROUP'S INCOME TAX                                                                             (FF12,263)
                                                                                               =========


15. EFFECT ON PROFIT ATTRIBUTABLE TO SHAREHOLDERS OF DIFFERENCES BETWEEN FRENCH AND US GAAP

                                                                                               BALANCE AT
                                                                                                12/31/97
                                                                                                --------
Profit attributable to shareholders as reported under French GAAP                                FF2,046

US GAAP adjustments:
-    Depreciation on fixed assets                                                                 13,539
-    Capital lease                                                                                   622
-    Overheads allocation to inventory and impact of fixed assets depreciation on
     inventory                                                                                       (95)
-    Provisions for litigation                                                                    (1,214)
-    Pension liability                                                                              (620)
-    Deferred taxation on US GAAP adjustments                                                     (8,076)
                                                                                                 -------
PROFIT ATTRIBUTABLE TO SHAREHOLDERS AS REPORTED UNDER
     US GAAP                                                                                     FF6,202
                                                                                                 =======

16. OTHER ITEMS

MISCELLANEOUS COMMITMENTS:

All of the bank loans (FF87,000) are the object of guaranties by equipment collateral.

Commitment to repurchase a lease contract on behalf of a subcontractor: rent remaining at 12/31/97: FF3,959

Headcount: 689 employees

                          COMPAGNIE FINANCIERE DU LEMAN
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)


                                                    NOTES       FRENCH GAAP        ADJUSTMENTS          US GAAP
                                                    -----       -----------        -----------          -------

Goodwill                                                         FF   53,061                           FF   53,061
Other intangible fixed assets                         2                1,376         FF      96              1,472
                                                                 -----------         ----------        -----------
Total intangible assets, net                                          54,437                 96             54,533
                                                                 -----------         ----------        -----------

Land                                                  2                1,550                                 1,550
Buildings                                             2               31,951                681             32,632
Industrial fixtures, equipment and tooling            2              120,169             60,425            180,594
Other tangible fixed assets                           2                4,808                894              5,702
Fixed assets in-progress                              2                2,857                                 2,857
Advances and prepayments                              2                2,298                                 2,298
                                                                 -----------         ----------        -----------
Total property, plant and equipment, net                             163,633             62,000            225,633
                                                                 -----------         ----------        -----------

Investments, net                                      2                1,441                                 1,441

Inventory, net                                        3               48,566              2,822             51,388

Accounts receivable, net                              4              146,791                               146,791

Deferred income taxes                                14                2,114              2,821              4,935
Other receivables                                     5                2,806                                 2,806
                                                                 -----------         ----------        -----------
Total current receivables, net                                         4,920              2,821              7,741
                                                                 -----------         ----------        -----------

Deposits                                              6               11,347                                11,347
Cash                                                  6                  609                                   609
                                                                 -----------                           -----------
Total cash and cash equivalents                                       11,956                                11,956
                                                                 -----------                           -----------

Prepaid expenses                                      7                  193                                   193
                                                                 -----------         ----------        -----------
TOTAL ASSETS                                                     FF  431,937         FF  67,739        FF  499,676
                                                                 ===========         ==========        ===========

Common stock                                          8          FF   95,200                           FF   95,200
Additional paid-in capital                            8               13,502                                13,502
Retained earnings                                     8               32,561         FF  37,778             70,339
Net income or loss of the tax year                    8                6,279                (32)             6,247
                                                                 -----------         ----------        -----------
Shareholders' equity                                                 147,542             37,746            185,288
                                                                 -----------         ----------        -----------

Minority interest                                                         57                                    57

Provisions for contingencies and losses               9               17,500              5,326             22,826

Bank borrowings                                      10              110,991                               110,991
Other financial borrowings and debts                 10                8,622                                 8,622
                                                                 -----------                           -----------
Total financial debts                                                119,613                               119,613
                                                                 -----------                           -----------

Trade notes and related accounts payable             11               82,388                                82,388
Liabilities on fixed assets and related accounts     11               16,063                                16,063
Deferred income taxes                                14                  594             24,667             25,261
Other liabilities                                    12               48,180                                48,180
                                                                 -----------         ----------        -----------
Total current liabilities                                            147,225             24,667            171,892
                                                                 -----------         ----------        -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       FF  431,937         FF  67,739        FF  499,676
                                                                 ===========         ==========        ===========


                          COMPAGNIE FINANCIERE DU LEMAN
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



                                                    NOTES       FRENCH GAAP        ADJUSTMENTS          US GAAP
                                                    -----       -----------        -----------          -------

Net sales                                            13          FF  478,634                           FF  478,634

Stored production                                                      4,218            (FF 271)             3,947
Capitalized production                                                 1,567                                 1,567
Other operating income                                                   205                                   205
Reversal of depreciation and accruals                                    511                                   511
                                                                 -----------            -------        -----------
Operating income                                                     485,135               (271)           484,864

Raw materials                                                        (92,256)                              (92,256)
Inventory variation                                                      876                                   876
Other purchases and expenses                                        (125,998)                             (125,998)
                                                                 -----------            -------        -----------
Added value                                                          267,757               (271)           267,486

Taxes and assimilated payments                                       (13,977)                              (13,977)
Wages and salaries                                                  (103,012)                             (103,012)
Contractual employees' profit sharing                                 (6,180)                               (6,180)
Social security and contributions                                    (39,419)                              (39,419)
                                                                 -----------            -------        -----------
Gross operating margin                                               105,169               (271)           104,898

Depreciation on fixed assets                                         (88,193)            17,659            (70,534)
Reserve allowance on current assets                                   (2,562)               753             (1,809)
Other expenses                                                          (522)                                 (522)
                                                                 -----------            -------        -----------
Operating income                                                      13,892             18,141             32,033

Financial expense                                                     (9,342)                               (9,342)
                                                                 -----------            -------        -----------
Current income before tax                                              4,550             18,141             22,691

Extraordinary income (expense)                                         9,365            (18,191)            (8,826)
Legal employees' profit sharing                                       (1,516)                               (1,516)
Current income tax                                   14               (6,878)                               (6,878)
Deferred income taxes                                14                  758                 18                776
                                                                 -----------            -------        -----------

NET INCOME                                                       FF    6,279            (FF  32)       FF    6,247
                                                                 ===========            =======        ===========

                          COMPAGNIE FINANCIERE DU LEMAN
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                                      FF  6,247
Adjustments to reconcile net income to net cash provided by operating activities:
         Depreciation and amortization                                                            107,404
         Change in reserve for inventory                                                              391
         Change in long-term provisions                                                            11,196
         Deferred income taxes                                                                       (776)
         Loss on sales of property, plant and equipment                                               232
         Increase/decrease in operating assets and liabilities:
                Increase in trade accounts receivable                                             (22,779)
                Increase in inventories                                                            (4,822)
                Increase in other current assets                                                   (1,522)
                Decrease in prepaid expenses                                                          293
                Increase in trade accounts payable                                                 24,210
                Decrease in liabilities on fixed assets                                            (2,566)
                Increase in other current liabilities                                              10,551
                                                                                                ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                         128,059
                                                                                                ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of intangible assets                                                                    (507)
Acquisitions of property, plant and equipment                                                     (77,516)
Acquisitions of investment                                                                             23
Proceeds from sales of property, plant and equipment                                                4,893
New loans                                                                                           5,000
Reimbursements of loans                                                                           (35,242)
                                                                                                ---------
NET CASH USED IN INVESTING ACTIVITIES                                                            (103,349)
                                                                                                ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in overdrafts and miscellaneous debts                                                     (8,799)
Common stock reimbursement                                                                         (6,175)
                                                                                                ---------
NET CASH USED IN FINANCING ACTIVITIES                                                             (14,974)
                                                                                                ---------

NET INCREASE IN CASH                                                                                9,736
Cash, beginning of period                                                                           2,220
                                                                                                ---------
CASH, END OF PERIOD                                                                             FF 11,956
                                                                                                =========

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


1.1  Differences between French and US GAAP

The accompanying financial statements have been prepared on the basis of the consolidated financial statements of Compagnie Financiere du Leman ("CFL"), prepared in accordance with French generally accepted accounting principles ("French GAAP") which differ in certain significant respects from those applicable in the United States ("US GAAP").

These differences, for which the effects of the adjustments on net profit and shareholders' equity are listed respectively in Notes 8 and 15, relate principally to the items set out below:

Fixed assets - Fixed assets can be depreciated for tax purposes using the accelerated declining balance method in France. For US GAAP purposes, the straight-line method has been used and depreciation has been restated for purchased software, equipment, fixtures and fittings and others.

Inventory - Finished goods and work in-progress inventory as computed by Frank & Pignard ("F&P") does not include administrative overhead (operating leases for buildings, Business Tax and computer department). For US GAAP purposes, a percentage of overhead has been allocated to inventory.

Finished goods and work in-progress inventory has also been restated to include the impact of the correction of the depreciation method.

Provision for contingencies and losses - Provisions recorded in French GAAP financial statements have been examined in the light of Statement of Financial Accounting Standard No. 5, "Accounting for Contingencies," and Emerging Issues Task Force Statement No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)." Adequate corrections have been made to the financial statements to comply with US GAAP on provisions for litigation and restructuring.

Accruals for pension obligations are not mandatory in French GAAP. As a consequence, the company only accrued obligations for certain employees. This accrual has been increased to reflect the pension liability for all the employees.

Minority interest - The impact of the adjustments between French and US GAAP has not been taken into account for the calculation of minority interest, as this would lead to an immaterial adjustment.


1.2 Management estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



1.3 Consolidation

The accompanying consolidated financial statements include the accounts of CFL and its majority-owned (99.9%) subsidiary, F&P. All significant intercompany transactions and balances are eliminated in consolidation.

Following equity investments are not consolidated, as they are deemed not significant:

          -        SC Thermipar, 74950, Scionzier: 50 % of the capital
          -        Sarl Les Pilotis, 74311, Thyez: 20 % of the capital


1.4 Revenue recognition

Revenue from sales of products is recognized upon shipment or delivery, depending on when title and risk of loss is transferred under the specific contractual terms of each sale, which may vary customer by customer.


1.5 Inventories

Inventories are valued at the lower of manufacturing cost, which is principally comprised of raw material, labor costs, and overhead, or market (net realizable value). Cost is determined on a first-in, first-out basis for raw material (including shipping and storage costs) and by specific identification for finished goods. Appropriate consideration is given to deterioration, obsolescence and other factors in evaluating net realizable value. Inventories whose probability of being sold is very low (dead inventory) are depreciated by 100%.


1.6 Property, plant and equipment

Property, plant and equipment is stated at historical cost. Depreciation of property, plant and equipment is calculated either by the straight-line ("SL") or the declining balance ("D") method over the estimated useful life of the assets concerned, as follows:

Buildings.................................................................................20-25 years SL
Installations...........................................................................10 years SL or D
Equipment...........................................................................5-6.67 years SL or D
Furniture, fixtures and fittings and others...........................................3-10 years SL or D


1.7 Intangible assets

Intangible assets consist primarily of purchased software and goodwill. The basis for valuation of these assets is historical acquisition. Amortization of intangible assets is calculated by the straight-line method, as follows:

Purchased software...............................................................................4 years
Goodwill........................................................................................20 years


1.8 Income taxes

In December 1990, CFL and F&P entered into a tax sharing agreement. This agreement has been applicable since January 1, 1991.

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



1.8 Income taxes - Concluded

The Group accounts for deferred income taxes in accordance with Statement of Financial Accounting Standard No. 109 ("SFAS 109"), "Accounting for Income Taxes." Under SFAS 109, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured by applying enacted tax rates and laws to taxable years in which such differences are expected to reverse.


1.9 Translation of foreign currencies

Receivables and payables denominated in foreign currencies are translated at year-end exchange rates. The resulting unrealized exchange gains and losses are carried to the statement of income.


2. FIXED ASSETS


                                            INCREASES -                 DECREASES
                           GROSS VALUE   ADDITIONS, CIP,    -----------------------------------  GROSS VALUE AT
                           AT 12/31/95      TRANSFER           TRANSFERS         DISPOSALS          12/31/96
                           -----------      --------           ---------         ---------          --------
Software                   FF   4,317     FF     507                                             FF    4,824
                           ----------     ----------                                             -----------
TOTAL INTANGIBLE
   ASSETS                       4,317            507                                                   4,824
                           ----------     ----------                                             -----------

Land                            1,550                                                                  1,550
                           ----------                                                            -----------

Thyez building                  5,560                                                                  5,560
Building
   installations               12,833            948                                                  13,781
Pochons building                9,380                                                                  9,380
Ternier building               20,186            665                                                  20,851
Apartment building                345                                                                    345
                           ----------     ----------                                             -----------
Subtotal Buildings             48,304          1,613                                                  49,917
                           ----------     ----------                                             -----------

Machine tools                 450,137         75,427                         FF   14,485             511,079
Used equipment                 10,743            290                                 148              10,885
Plant equipment                 8,200          4,411                               3,590               9,021
                           ----------     ----------                         -----------         -----------
Subtotal Machinery
   Equipment                  469,080         80,128                              18,223             530,985
                           ----------     ----------                         -----------         -----------

Installations                  11,213            800                                                  12,013
Vehicles                        1,806            764                                 716               1,854
Office equipment                4,790            662                                 500               4,952
Office furniture                1,605             61                                                   1,666
                           ----------     ----------                         -----------         -----------
Subtotal
    Miscellaneous              19,414          2,287                               1,216              20,485
                           ----------     ----------                         -----------         -----------

CIP-Machinery and
   Equipment                    2,448          2,856         FF  2,448                                 2,856
CIP-Miscellaneous
                           ----------     ----------         ---------
Subtotal CIP                    2,448          2,856             2,448                                 2,856
                           ----------     ----------         ---------                           -----------


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



2. FIXED ASSETS - CONTINUED


                                              INCREASES -               DECREASES
                             GROSS VALUE      ADDITIONS      ---------------------------------   GROSS VALUE AT
                             AT 12/31/95     CIP, TRANSFER     TRANSFERS        DISPOSALS          12/31/96
                             -----------     -------------     ---------        ---------          --------
Advances for CIP             FF   9,218      FF    2,298        FF 9,218                          FF    2,298
                             ----------      -----------        --------                          -----------

TOTAL FIXED ASSETS              550,014           89,182          11,666         FF19,439             608,091
                             ----------      -----------        --------         --------         -----------

SUBTOTAL FIXED ASSETS
   BEFORE INVESTMENTS
                                554,331           89,689          11,666           19,439             612,915
                             ----------      -----------        --------         --------         -----------

Equity investments                  804                                                                   804
Receivables from equity
   investments                      520                                                                   520
Other equity investments
                                    102                4                                                  106
Deposits and guaranties
                                                                                       27                  11
                             ----------      -----------                         --------         -----------
                                     38
TOTAL INVESTMENTS                 1,464                                                27               1,441
                             ----------      -----------                         --------         -----------
                                                       4

TOTAL FIXED
   ASSETS                     FF555,795      FF   89,693        FF11,666         FF19,466         FF  614,356
                             ==========      ===========        ========         ========         ===========

Software                     FF   2,566      FF      882                                          FF    3,448
                             ----------      -----------                                          -----------
TOTAL
   AMORTIZATION-INTANGIBLE
   ASSETS                         2,566              882                                                3,448
                             ----------      -----------                                          -----------
Buildings                         3,961              151                                                4,112
Leasehold buildings               4,390            1,506                                                5,896
Building installations            5,851            2,107                                                7,958
                             ----------      -----------                                          -----------
Subtotal Buildings               14,202            3,764                                               17,966
                             ----------      -----------                                          -----------

Machinery and
   equipment                    331,477           94,116                         FF14,777             410,816
                             ----------      -----------                         --------         -----------

Installations                     7,365            2,335                                                9,700
Vehicles                          1,338              255                              608                 985
Office furniture and
   equipment                      4,102            1,389                              500               4,991
                             ----------      -----------                         --------         -----------
Subtotal Miscellaneous           12,805            3,979                            1,108              15,676
                            -----------     ------------                         --------         -----------

TOTAL DEPRECIATION -
   FIXED ASSETS                 358,484          101,859                           15,885             444,458
                             ----------      -----------                         --------         -----------
TOTAL
   AMORTIZATION
   AND
   DEPRECIATION              FF 361,050      FF  102,741                         FF15,885           FF447,906
                             ==========      ===========                         ========         ===========


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



2. FIXED ASSETS - CONCLUDED

Depreciation can be split between:

Normal depreciation                                                                           FF    84,112
Extraordinary depreciation on Bendix project fixed assets                                           18,629
                                                                                              ------------
                                                                                              FF   102,741


3. INVENTORY

                            BALANCE AT           BALANCE AT
                             12/31/96             12/31/95                VARIATION        VARIATION IN %
                             --------             --------                ---------        --------------
Raw materials              FF    8,487          FF    8,276              FF      211                3%
                           -----------          -----------              -----------
Total raw materials              8,487                8,276                      211                3
                           -----------          -----------              -----------

Supplies                           434                  304                      130               43
Packaging                          520                  383                      137               36
Miscellaneous                    1,082                  685                      397               58
                          ------------          -----------              -----------
Total other
   materials                     2,036                1,372                      664               48
                          ------------          -----------              -----------

Gross value -
   Materials                    10,523                9,648                      875                9
Provisions                        (541)                (444)                      97               22
                          ------------          -----------              -----------
NET VALUE -
   MATERIALS              FF     9,982          FF    9,204              FF      778                8%
                          ============          ===========              ===========

Work in progress
   (WIP)                  FF    29,520          FF   26,902              FF    2,618               10%
Finished goods                  14,596               12,997                    1,599               12
                          ------------          -----------              -----------

Gross value - WIP
   & Finished
   goods                        44,116               39,899                    4,217               11
Provisions                      (5,532)              (5,189)                     343                7
                          ------------          -----------              -----------
NET VALUE - WIP
   & FINISHED
   GOODS                  FF    38,584          FF   34,710                  FF3,874               11%
                          ============          ===========              ===========

Total gross value         FF    54,639          FF   49,547              FF    5,092               10%
Provisions                      (6,073)              (5,633)                     440                8
                          ------------          -----------              -----------
TOTAL
   NET VALUE              FF    48,566             FF43,914              FF    4,652               11%
                          ============          ===========              ===========


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



4. TRADE ACCOUNTS RECEIVABLE

                                 BALANCE AT       BALANCE AT
                                   12/31/96         12/31/95               VARIATION        VARIATION IN %
                                   --------         --------               ---------        --------------
Trade accounts receivable        FF  75,432         FF 66,916               FF 8,516               13%
Bills receivable                     71,323            56,519                 14,804               26
Accrued trade accounts
   receivable                           319               860                   (541)             -63
                                 ----------         ---------               --------
Total trade accounts
   receivable                       147,074           124,295                 22,779               18

Allowance for doubtful
   accounts                            (283)             (283)
                                 ----------         ---------
TOTAL TRADE ACCOUNTS
   RECEIVABLE (NET)
                                 FF 146,791         FF124,012               FF22,779               18%
                                 ==========         =========               ========


5. OTHER RECEIVABLES

                             BALANCE AT            BALANCE AT
                              12/31/96              12/31/95               VARIATION        VARIATION IN %
                              --------              --------               ---------        --------------
TOTAL OTHER
   RECEIVABLES                   FF2,806             FF1,284                 FF1,522              119%
                                 =======             =======                 =======

As of December 31, 1996, other receivables mainly consist of:

          -        Value-added tax recoverable: FF1,596

          -        Accrued receivables (rebates from suppliers): FF450

          -        Business Tax (Taxe Professionnelle) refund: FF540


6. CASH AND CASH EQUIVALENTS

                            BALANCE AT         BALANCE AT
                              12/31/96          12/31/95           VARIATION        VARIATION IN %
                              --------          --------           ---------        --------------
Cash                        FF      561           FF2,177           (FF1,616)             -74%
Petty cash                           48                43                  5               12
                            -----------           -------           --------
Total cash                          609             2,220             (1,611)             -73
Total marketable
   securities                    11,347                               11,347
                            -----------           -------           --------
TOTAL CASH
   AND CASH
   EQUIVALENTS              FF   11,956           FF2,220           FF 9,736              439%
                            ===========           =======           ========



                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



7. PREPAID EXPENSES

                            BALANCE AT          BALANCE AT
                             12/31/96            12/31/95      VARIATION        VARIATION IN %
                             --------            --------      ---------        --------------
TOTAL
   PREPAID
   EXPENSES                   FF193               FF486        (FF293)             -60%
                              =====               =====        ======

As of December 31, 1996, prepaid expenses consist of operating expenses (FF150) and interest charges (FF43).


8. EFFECT ON SHAREHOLDERS' EQUITY OF DIFFERENCES BETWEEN FRENCH AND US GAAP

                                                                                               BALANCE AT
                                                                                                12/31/96
                                                                                                --------
SHAREHOLDERS' EQUITY AS REPORTED UNDER FRENCH GAAP                                             FF147,542

US GAAP adjustments
-    Fixed asset depreciation                                                                     62,096
-    Overheads allocation to inventory and impact of fixed assets depreciation on
     inventory                                                                                     2,822
-    Provisions for litigation                                                                     2,371
-    Pension liability                                                                            (7,697)
-    Deferred taxation on US GAAP adjustments                                                    (21,846)
                                                                                               ---------
SHAREHOLDERS' EQUITY AS REPORTED UNDER US GAAP                                                 FF185,288
                                                                                               =========

9. PROVISIONS FOR CONTINGENCIES AND LOSSES

                              BALANCE AT         BALANCE AT
                               12/31/96           12/31/95       VARIATION        VARIATION IN %
                               --------           --------       ---------        --------------
Provisions for
   miscellaneous
   contingencies                FF 13,881         FF  872        FF13,009
Pension liability                   3,619           3,108             511               16%
                                ---------         -------        --------
TOTAL PROVISION
   FOR
   CONTINGENCIES
   AND LOSSES                   FF 17,500         FF3,980        FF13,520              340%
                                =========         =======        ========

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



10. FINANCIAL DEBTS - SHORT AND LONG-TERM

                            BALANCE AT           BALANCE AT
                             12/31/96             12/31/95                  VARIATION        VARIATION IN %
                             --------             --------                  ---------        --------------
Long-term portion           FF    71,850        FF  101,200                (FF  29,350)           -29%
Short-term portion                34,350             34,685                       (335)            -1
                            ------------        -----------                -----------
BANK LOANS                  FF   106,200        FF  135,885                (FF  29,685)           -22%
                            ------------        -----------                -----------
ACCRUED INTEREST -
   SHORT-TERM               FF       927        FF    1,483                (FF     556)           -38%
                            ------------        -----------                -----------

OVERDRAFTS -
   SHORT-TERM               FF     3,865         FF  16,273                (FF  12,408)           -76%
                            ------------         ----------                -----------

Long-term portion           FF     1,903        FF    3,802                (FF   1,899)           -50%
Short-term portion                 6,719              1,211                      5,508            455
                            ------------        -----------                -----------
MISCELLANEOUS
   FINANCIAL DEBTS          FF     8,622        FF    5,013                 FF   3,609             72%
                            ------------        -----------                -----------

Long-term portion           FF    73,753        FF  105,002                (FF  31,249)           -30%
Short-term portion                45,861             53,652                     (7,791)           -15
                            ------------        -----------                -----------
TOTAL
   FINANCIAL
   DEBTS                    FF   119,614        FF  158,654                (FF  39,040)           -25%
                            ============        ===========                ===========

As of December 31, 1996, miscellaneous debts include profit sharing (FF2,678) and a special fund for employees (FF5,783).


11. ACCOUNTS PAYABLE

                             BALANCE AT          BALANCE AT
                              12/31/96            12/31/95                   VARIATION        VARIATION IN %
                              --------            --------                   ---------        --------------
Trade accounts
   payable                  FF    79,031        FF   56,056                 FF  22,975             41%
Accrued accounts
   payable                         3,357              2,122                      1,235             58
                            ------------        -----------                -----------
TOTAL TRADE
   ACCOUNTS
   PAYABLE                  FF    82,388        FF   58,178                 FF  24,210             42%
                            ============        ===========                ===========
Trade accounts
   payable - Bills
   payable                  FF    54,433        FF   42,590                 FF  11,843             28%

FIXED ASSET
   SUPPLIERS                FF    16,063        FF   18,629                (FF   2,566)           -14%
Fixed asset
   suppliers - Bills
   payable                  FF     8,944        FF   12,702                (FF   3,758)           -30%


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



12. OTHER PAYABLES

                            BALANCE AT          BALANCE AT
                             12/31/96            12/31/95                  VARIATION        VARIATION IN %
                             --------            --------                  ---------        --------------
Taxes payable                FF   10,344        FF    2,895               FF   7,449              257%
Benefits payable                   9,845              8,671                    1,174               14
Salaries & wages
   payable                        23,828             21,230                    2,598               12
                             -----------        -----------               ----------
Total taxes,
   benefits and
   salaries & wages
   payable                        44,017             32,796                   11,221               34
Miscellaneous
   payables                        1,552              1,000                      552               55
Deferred revenue -
   Operating                       2,611              3,833                   (1,222)             -32
                             -----------        -----------               ----------
TOTAL
   OTHER
   PAYABLES                  FF   48,180        FF   37,629               FF  10,551               28%
                             ===========        ===========               ==========


13. SALES

                            BALANCE AT           BALANCE AT
                             12/31/96             12/31/95                 VARIATION        VARIATION IN %
                             --------             --------                 ---------        --------------
France                       FF  380,541        FF  374,867               FF  5,674               1.5%
%                                   79.5%              82.4%

Export                       FF   98,093        FF   79,809               FF 18,284              22.9%
%                                   20.5%              17.6%

TOTAL                        FF  478,634        FF  454,676               FF 23,958               5.3%


14. INCOME TAXES

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities reported for financial reporting purposes and such amounts as measured in accordance with tax laws.

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



14. INCOME TAXES - CONCLUDED

A reconciliation of differences between the statutory French income tax and the Group's effective income tax follows:

                                                                                               BALANCE AT
                                                                                                12/31/96
                                                                                                --------
Group's net income before tax                                                                   FF12,349
                                                                                               =========

Statutory income tax (rate: 36.67%)                                                            (FF 4,526)
Permanent differences - Tax impact:
-    Goodwill depreciation                                                                        (1,496)
-    Non-tax deductible expenses                                                                     (87)
-    Tax on capital gains                                                                              6
-    Tax credit                                                                                        1
                                                                                               ---------
GROUP'S INCOME TAX                                                                             (FF 6,102)
                                                                                               =========


15. EFFECT ON PROFIT ATTRIBUTABLE TO SHAREHOLDERS OF DIFFERENCES BETWEEN FRENCH AND US GAAP

                                                                                               BALANCE AT
                                                                                                12/31/96
                                                                                                --------
Profit attributable to shareholders as reported under French GAAP                               FF 6,279

US GAAP adjustments:
-    Depreciation on fixed assets                                                                 (2,153)
-    Overheads allocation to inventory and impact of fixed assets depreciation on
     inventory                                                                                      (221)
-    Provisions for litigation                                                                     3,003
-    Pension liability                                                                              (679)
-    Deferred taxation on US GAAP adjustments                                                         18
                                                                                                --------
PROFIT ATTRIBUTABLE TO SHAREHOLDERS AS REPORTED UNDER US GAAP
                                                                                                FF 6,247
                                                                                                ========

16. OTHER ITEMS

MISCELLANEOUS COMMITMENTS:

All of the bank loans (FF106,000) are the object of guaranties by equipment collateral.

Commitment to repurchase a lease contract on behalf of a subcontractor: rent remaining at 12/31/96: FF5,479

Headcount: 676 employees

                          COMPAGNIE FINANCIERE DU LEMAN
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)


                                                     NOTES       FRENCH GAAP       ADJUSTMENTS          US GAAP
                                                     -----       -----------       -----------          -------
Goodwill                                                          FF   57,143                          FF   57,143
Other intangible fixed assets                          2                1,751        FF      96              1,847
                                                                  -----------        ----------        -----------
Total intangible assets, net                                           58,894                96             58,990
                                                                  -----------        ----------        -----------

Land                                                   2                1,550                                1,550
Buildings                                              2               34,102               747             34,849
Industrial fixtures, equipment and tooling             2              137,603            62,719            200,322
Other tangible fixed assets                            2                6,609               686              7,295
Fixed assets in-progress                               2                2,448                                2,448
Advances and prepayments                               2                9,218                                9,218
                                                                  -----------        ----------        -----------
Total property, plant and equipment, net                              191,530            64,152            255,682
                                                                  -----------        ----------        -----------

Investments, net                                       2                1,464                                1,464

Inventory, net                                         3               43,914             3,043             46,957

Accounts receivable, net                               4              124,012                              124,012

Deferred income taxes                                 14                1,442             2,829              4,271
Other receivables                                      5                1,284                                1,284
                                                                  -----------        ----------        -----------
Total current receivables, net                                          2,726             2,829              5,555
                                                                  -----------        ----------        -----------

Deposits
Cash                                                   6                2,220                                2,220
                                                                  -----------                          -----------
Total cash and cash equivalents                                         2,220                                2,220
                                                                  -----------                          -----------

Prepaid expenses                                       7                  486                                  486
                                                                  -----------        ----------        -----------
TOTAL ASSETS                                                      FF  425,246        FF  70,120        FF  495,366
                                                                  ===========        ==========        ===========

Common stock                                           8          FF   97,700                          FF   97,700
Additional paid-in capital                             8               13,502                               13,502
Retained earnings                                      8               37,656        FF  33,559             71,215
Net income or loss of the tax year                     8               (1,420)            4,218              2,798
                                                                  -----------        ----------        -----------
Shareholders' equity                                                  147,438            37,777            185,215
                                                                  -----------        ----------        -----------

Minority interest                                                          57                                   57

Provisions for contingencies and losses                9                3,980             7,650             11,630

Bank borrowings                                       10              153,642                              153,642
Other financial borrowings and debts                  10                5,013                                5,013
                                                                  -----------                          -----------
Total financial debts                                                 158,655                              158,655
                                                                  -----------                          -----------

Trade notes and related accounts payable              11               58,178                               58,178
Liabilities on fixed assets and related accounts      11               18,629                               18,629
Deferred income taxes                                 14                  680            24,693             25,373
Other liabilities                                     12               37,629                               37,629
                                                                  -----------        ----------        -----------
Total current liabilities                                             115,116            24,693            139,809
                                                                  -----------        ----------        -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        FF  425,246        FF  70,120        FF  495,366
                                                                  ===========        ==========        ===========

                          COMPAGNIE FINANCIERE DU LEMAN
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)




                                                     NOTES       FRENCH GAAP       ADJUSTMENTS          US GAAP
                                                     -----       -----------       -----------          -------
Net sales                                             13           FF 454,676                          FF  454,676

Stored production                                                       7,940        (FF    409)             7,531
Capitalized production                                                    403                                  403
Other operating income                                                    316                                  316
Reversal of depreciation and accruals                                     898                                  898
                                                                  -----------        ----------        -----------
Operating income                                                      464,233              (409)           463,824

Raw materials                                                         (88,689)                             (88,689)
Inventory variation                                                       556                                  556
Other purchases and expenses                                         (127,607)                            (127,607)
                                                                  -----------        ----------        -----------
Added value                                                           248,493              (409)           248,084

Taxes and assimilated payments                                        (12,805)                             (12,805)
Wages and salaries                                                    (95,375)                             (95,375)
Contractual employees' profit sharing                                  (4,754)                              (4,754)
Social security and contributions                                     (37,501)                             (37,501)
                                                                  -----------        ----------        -----------
Gross operating margin                                                 98,058              (409)            97,649

Depreciation on fixed assets                                          (86,127)           11,795            (74,332)
Reserve allowance on current assets                                    (3,588)           (1,163)            (4,751)
Other expenses                                                           (514)                                (514)
                                                                  -----------        ----------        -----------
Operating income                                                        7,829            10,223             18,052

Financial expense                                                      (9,114)                              (9,114)
                                                                  -----------        ----------        -----------
Current income (loss) before tax                                       (1,285)           10,223              8,938

Extraordinary income                                                    1,404              (918)               486
Legal employees' profit sharing
Current income tax                                    14               (1,535)                              (1,535)
Deferred income taxes                                 14                   (4)           (5,087)            (5,091)
                                                                  -----------        ----------        -----------

NET INCOME (LOSS)                                                 (FF   1,420)        FF  4,218        FF    2,798
                                                                  ===========        ==========        ===========

                          COMPAGNIE FINANCIERE DU LEMAN
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)


CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                                        FF2,798
Adjustments to reconcile net income to net cash provided by
operating activities:
         Depreciation and amortization                                                             74,332
         Change in reserve for inventory                                                            2,720
         Change in long-term provisions                                                               619
         Deferred income taxes                                                                      5,090
         Loss on sales of property, plant and equipment                                               482
         Increase/decrease in operating assets and liabilities:
                Decrease in trade accounts receivable                                               5,977
                Increase in inventories                                                            (8,087)
                Increase in other current assets                                                     (209)
                Increase in prepaid expenses                                                         (180)
                Decrease in trade accounts payable                                                (20,113)
                Decrease in liabilities on fixed assets                                            (8,305)
                Increase in other current liabilities                                               4,069
                                                                                                 --------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                          59,193
                                                                                                 --------

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of intangible assets                                                                  (1,145)
Acquisitions of property, plant and equipment                                                    (106,231)
Acquisitions of investment                                                                           (497)
Proceeds from sales of property, plant and equipment                                                  503
New loans                                                                                          74,204
Reimbursements of loans                                                                           (31,843)
                                                                                                 --------
NET CASH USED IN INVESTING ACTIVITIES                                                             (65,009)
                                                                                                 --------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in overdrafts and miscellaneous debts                                                      2,924
Dividends paid                                                                                        (10)
                                                                                                 --------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                           2,914
                                                                                                 --------

NET DECREASE IN CASH                                                                               (2,902)
Cash, beginning of period                                                                           5,122
CASH, END OF PERIOD                                                                              FF 2,220
                                                                                                 ========


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


1.1  Differences between French and US GAAP

The accompanying financial statements have been prepared on the basis of the consolidated financial statements of Compagnie Financiere du Leman ("CFL"), prepared in accordance with French generally accepted accounting principles ("French GAAP") which differ in certain significant respects from those applicable in the United States ("US GAAP").

These differences, for which the effects of the adjustments on net profit and shareholders' equity are listed respectively in Notes 8 and 15, relate principally to the items set out below:

Fixed assets - Fixed assets can be depreciated for tax purposes using the accelerated declining balance method in France. For US GAAP purposes, the straight-line method has been used and depreciation has been restated for purchased software, equipment, fixtures and fittings and others.

Inventory - Finished goods and work in-progress inventory as computed by Frank & Pignard ("F&P") does not include administrative overhead (operating leases for buildings, Business Tax and computer department). For US GAAP purposes, a percentage of overhead has been allocated to inventory.

Finished goods and work in-progress inventory has also been restated to include the impact of the correction of the depreciation method.

Provision for contingencies and losses - Provisions recorded in French GAAP financial statements have been examined in the light of Statement of Financial Accounting Standard No. 5, "Accounting for Contingencies," and Emerging Issues Task Force Statement No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)." Adequate corrections have been made to the financial statements to comply with US GAAP on provisions for litigation and restructuring.

Accruals for pension obligations are not mandatory in French GAAP. As a consequence, the company only accrued obligations for certain employees. This accrual has been increased to reflect the pension liability for all the employees.

Minority interest - The impact of the adjustments between French and US GAAP has not been taken into account for the calculation of minority interest, as this would lead to an immaterial adjustment.


1.2 Management estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


1.3 Consolidation

The accompanying consolidated financial statements include the accounts of CFL and its majority-owned (99.9%) subsidiary, F&P. All significant intercompany transactions and balances are eliminated in consolidation.

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



1.3 Consolidation - Concluded

Following equity investments are not consolidated, as they are deemed not significant:

          -        SC Thermipar, 74950, Scionzier: 50% of the capital
          -        Sarl Les Pilotis, 74311, Thyez: 20% of the capital


1.4 Revenue recognition

Revenue from sales of products is recognized upon shipment of delivery, depending on when title and risk of loss is transferred under the specific contractual terms of each sale, which may vary customer by customer.


1.5 Inventories

Inventories are valued at the lower of manufacturing cost, which is principally comprised of raw material, labor costs, and overhead, or market (net realizable value). Cost is determined on a first-in, first-out basis for raw material (including shipping and storage costs) and by specific identification for finished goods. Appropriate consideration is given to deterioration, obsolescence and other factors in evaluating net realizable value. Inventories whose probability of being sold is very low (dead inventory) are depreciated by 100%.


1.6 Property, plant and equipment

Property, plant and equipment is stated at historical cost. Depreciation of property, plant and equipment is calculated either by the straight-line ("SL") or the declining balance ("D") method over the estimated useful life of the assets concerned, as follows:

Buildings.................................................................................20-25 years SL
Installations...........................................................................10 years SL or D
Equipment...........................................................................5-6.67 years SL or D
Furniture, fixtures and fittings and others...........................................3-10 years SL or D


1.7 Intangible assets

Intangible assets consist primarily of purchased software and goodwill. The basis for valuation of these assets is historical acquisition. Amortization of intangible assets is calculated by the straight-line method, as follows:

Purchased software...............................................................................4 years
Goodwill........................................................................................20 years


1.8 Income taxes

In December 1990, CFL and F&P entered into a tax sharing agreement. This agreement has been applicable since January 1, 1991.

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



1.8 Income taxes - Concluded

The Group accounts for deferred income taxes in accordance with Statement of Financial Accounting Standard No. 109 ("SFAS 109"), "Accounting for Income Taxes." Under SFAS 109, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured by applying enacted tax rates and laws to taxable years in which such differences are expected to reverse.


1.9 Translation of foreign currencies

Receivables and payables denominated in foreign currencies are translated at year-end exchange rates. The resulting unrealized exchange gains and losses are carried to the statement of income.


2. FIXED ASSETS


                                           INCREASES -                 DECREASES
                           GROSS VALUE   ADDITIONS, CIP,  -----------------------------------   GROSS VALUE AT
                           AT 12/31/94       TRANSFER         TRANSFERS         DISPOSALS          12/31/95
                           -----------       --------         ---------         ---------          --------
Software                   FF   4,179         FF 1,145                          FF  1,007         FF   4,317
                           ----------         --------                          ---------         ----------
TOTAL
   INTANGIBLE
   ASSETS                       4,179            1,145                              1,007              4,317
                           ----------         --------                          ---------         ----------

Land                            1,550                                                                  1,550
                           ----------                                                             ----------

Thyez building                  5,560                                                                  5,560
Building
   installations                9,034            3,799                                                12,833
Pochons building                9,380                                                                  9,380
Ternier building                8,616           11,570                                                20,186
Apartment building                345                                                                    345
                           ----------        ---------                                            ----------
Subtotal Buildings             32,935           15,369                                                48,304
                           ----------        ---------                                            ----------

Machine tools                 378,178           74,734                              2,775            450,137
Used equipment                  8,101            2,770                                128             10,743
Plant equipment                 5,248            4,312                              1,360              8,200
                           ----------        ---------                          ---------         ----------
Subtotal Machinery
   Equipment                  391,527           81,816                              4,263            469,080
                           ----------        ---------                          ---------         ----------

Installations                   9,945            1,268                                                11,213
Vehicles                        1,754              186                                134              1,806
Office equipment                3,593            1,197                                                 4,790
Office furniture                1,343              390                                128              1,605
                           ----------        ---------                          ---------         ----------
Subtotal
   Miscellaneous               16,635            3,041                                262             19,414
                           ----------        ---------                          ---------         ----------

CIP-Machinery and
   Equipment                    1,549            2,448          FF 1,549                               2,448
CIP-Miscellaneous
                           ----------        ---------          --------
Subtotal CIP                    1,549            2,448             1,549                               2,448
                           ----------        ---------          --------                          ----------


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



2. FIXED ASSETS - CONCLUDED


                                              INCREASES -               DECREASES
                             GROSS VALUE      ADDITIONS,       ---------------------------------  GROSS VALUE AT
                             AT 12/31/94    CIP, TRANSFER      TRANSFERS        DISPOSALS            12/31/95
                             -----------    -------------      ---------        ---------            --------
Advances for CIP            FF    4,112       FF    9,218      FF  4,112                            FF  9,218
                            -----------       -----------      ---------                            ---------

TOTAL FIXED ASSETS              448,308           111,892          5,661        FF  4,525             550,014
                            -----------       -----------      ---------        ---------           ---------

SUBTOTAL FIXED ASSETS
   BEFORE INVESTMENTS           452,487           113,037          5,661            5,532             554,331
                            -----------       -----------      ---------        ---------           ---------

TOTAL FIXED
   ASSETS                   FF  453,454       FF  113,801      FF  5,923        FF  5,537           FF555,795
                            ===========       ===========      =========        =========           =========

Software                    FF    2,622       FF      951                       FF  1,007           FF  2,566
                            -----------       -----------                       ---------           ---------
TOTAL
   AMORTIZATION-
   INTANGIBLE ASSETS              2,622               951                           1,007               2,566
                            -----------       -----------                       ---------           ---------

Buildings                         3,810               151                                               3,961
Leasehold buildings               3,234             1,156                                               4,390
Building installations            4,949               902                                               5,851
                            -----------       -----------                                           ---------
Subtotal Buildings               11,993             2,209                                              14,202
                            -----------       -----------                                           ---------

Machinery and
   equipment                    259,814            75,920                           4,257             331,477
                            -----------       -----------                       ---------           ---------

Installations                     5,720             1,645                                               7,365
Vehicles                          1,222               206                              90               1,338
Office furniture and
equipment                         3,103             1,112                             113               4,102
                            -----------       -----------                       ---------           ---------
Subtotal Miscellaneous           10,045             2,963                             203              12,805
                            -----------       -----------                       ---------           ---------

TOTAL DEPRECIATION -
   FIXED ASSETS                 281,852            81,092                           4,460             358,484
                            -----------       -----------                       ---------           ---------

TOTAL
   AMORTIZATION
   AND
   DEPRECIATION             FF  284,474       FF   82,043                       FF  5,467           FF361,050
                            ===========       ===========                       =========           =========


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



3. INVENTORY

                            BALANCE AT           BALANCE AT
                             12/31/95             12/31/94               VARIATION        VARIATION IN %
                             --------             --------               ---------        --------------
Raw materials              FF    8,276          FF    8,246                FF     30
                           -----------          -----------               ----------
Total raw materials              8,276                8,246                       30
                           -----------          -----------               ----------

Supplies                           304                  224                       80               36%
Packaging                          383                  155                      228              147
Miscellaneous                      685                  973                     (288)             -30
                           -----------          -----------               ----------
Total other
   materials                     1,372                1,352                       20                1
                           -----------          -----------               ----------

Gross value -
   Materials                     9,648                9,598                       50                1
Provisions                        (444)                (290)                     154               53
                           -----------          -----------               ----------
NET VALUE -
   MATERIALS               FF    9,204          FF    9,308               (FF    104)              -1%
                           ===========          ===========               ==========

Work in progress
   (WIP)                   FF   26,902          FF   24,070                FF  2,832               12%
Finished goods                  12,997                6,962                    6,035               87
                           -----------          -----------               ----------
Subtotal THYEZ                  39,899               31,032                    8,867               29

Work in progress
   (WIP)                                                228                     (228)            -100
Finished goods                                          193                     (193)            -100
                                                -----------               ----------
Subtotal CLUSES                                         421                     (421)            -100

Work in progress
   (WIP)                        26,902               24,298                    2,604               11
Finished goods                  12,997                7,155                    5,842               82
                           -----------          -----------               ----------
Gross value - WIP
   & Finished
   goods                        39,899               31,453                    8,446               27
Provisions                      (5,189)              (2,737)                   2,452               90
                           -----------          -----------               ----------
NET VALUE - WIP
   & FINISHED
   GOODS                   FF   34,710          FF   28,716                FF  5,994               21%
                           ===========          ===========               ==========

Total gross value          FF   49,547          FF   41,051                FF  8,496               21%
Provisions                      (5,633)              (3,027)                   2,606               86
                           -----------          -----------               ----------
TOTAL NET
   VALUE                   FF   43,914          FF   38,024                FF  5,890               15%
                           ===========          ===========               ==========


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



4. TRADE ACCOUNTS RECEIVABLE

                                   BALANCE AT       BALANCE AT
                                    12/31/95         12/31/94              VARIATION        VARIATION IN %
                                    --------         --------              ---------        --------------
Trade accounts receivable           FF 66,916        FF 71,736              (FF4,820)              -7%
Bills receivable                       56,519           57,716                (1,197)              -2
Accrued trade accounts
   receivable                             860              820                    40                5
                                    ---------        ---------              --------
Total trade accounts
   receivable                         124,295          130,272                (5,977)              -5

Allowance for doubtful
   accounts                              (283)            (283)
                                    ---------        ---------              --------
TOTAL TRADE
   ACCOUNTS
   RECEIVABLE (NET)                 FF124,012        FF129,989              (FF5,977)              -5%
                                    =========        =========              ========

5. OTHER RECEIVABLES


                                   BALANCE AT       BALANCE AT
                                    12/31/95         12/31/94              VARIATION        VARIATION IN %
                                    --------         --------              ---------        --------------
TOTAL
   OTHER
   RECEIVABLES                      FF1,284           FF1,075                FF209                20%
                                    =======           =======                =====

As of December 31, 1995, other receivables mainly consist of:

          -        Value-added tax recoverable: FF720

          -        Accrued receivables (rebates from suppliers): FF423


6. CASH AND CASH EQUIVALENTS

                                   BALANCE AT         BALANCE AT
                                    12/31/95          12/31/94             VARIATION        VARIATION IN %
                                    --------          --------             ---------        --------------
Cash                               FF2,177             FF2,596              (FF  419)             -16%
Petty cash                              43                  47                    (4)              -8
                                   -------             -------              --------
Total cash                           2,220               2,643                  (423)             -16
Total marketable
   securities                                            2,479                (2,479)            -100
                                   -------             -------              --------
TOTAL CASH
   AND CASH
   EQUIVALENTS                     FF2,220             FF5,122              (FF2,902)             -57%
                                   =======             =======              ========

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



7. PREPAID EXPENSES

                            BALANCE AT           BALANCE AT
                             12/31/95             12/31/94                 VARIATION        VARIATION IN %
                             --------             --------                 ---------        --------------
TOTAL
   PREPAID
   EXPENSES                     FF486               FF306                     FF180                59%
                                =====               =====                     =====

As of December 31, 1995, prepaid expenses consist of operating expenses (FF373) and interest charges (FF113).


8. EFFECT ON SHAREHOLDERS' EQUITY OF DIFFERENCES BETWEEN FRENCH AND US GAAP

                                                                                               BALANCE AT
                                                                                                12/31/95
                                                                                                --------
SHAREHOLDERS' EQUITY AS REPORTED UNDER FRENCH GAAP                                             FF147,438

US GAAP adjustments
-    Fixed asset depreciation                                                                     64,248
-    Overheads allocation to inventory and impact of fixed assets depreciation on
     inventory                                                                                     3,043
-    Provisions for litigation                                                                      (632)
-    Pension liability                                                                            (7,018)
-    Deferred taxation on US GAAP adjustments                                                    (21,864)
                                                                                               ---------
SHAREHOLDERS' EQUITY AS REPORTED UNDER US GAAP                                                 FF185,215
                                                                                               =========


9. PROVISIONS FOR CONTINGENCIES AND LOSSES

                              BALANCE AT        BALANCE AT
                               12/31/95          12/31/94                    VARIATION        VARIATION IN %
                               --------          --------                    ---------        --------------
Provisions for
   miscellaneous
   contingencies                 FF  872          FF1,481                     (FF609)             -41%
Pension liability                  3,108            2,929                        179                6
                                 -------          -------                     ------
TOTAL PROVISION
   FOR
   CONTINGENCIES
   AND LOSSES                    FF3,980          FF4,410                     (FF430)             -10%
                                 =======          =======                     ======


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



10. FINANCIAL DEBTS - SHORT AND LONG-TERM

                            BALANCE AT           BALANCE AT
                             12/31/95            12/31/94                   VARIATION        VARIATION IN %
                             --------            --------                   ---------        --------------
Long-term portion            FF101,200         FF    67,385                  FF 33,815             50%
Short-term portion              34,685               26,842                      7,843             29
                             ---------         ------------                 ----------
BANK LOANS                   FF135,885         FF    94,227                  FF 41,658             44%
                             ---------         ------------                 ----------

ACCRUED INTEREST -
   SHORT-TERM                FF  1,483         FF       779                  FF    704             90%
                             ---------         ------------                 ----------

OVERDRAFTS -
   SHORT-TERM                FF 16,273         FF    12,036                  FF  4,237             35%
                             ---------         ------------                 ----------

Long-term portion            FF  3,802         FF     5,096                 (FF  1,294)           -25%
Short-term portion               1,211                1,230                        (19)            -1
                             ---------         ------------                 ----------
MISCELLANEOUS
   FINANCIAL DEBTS           FF  5,013         FF     6,326                 (FF  1,313)           -21%
                             ---------         ------------                 ----------

Long-term portion            FF105,002         FF    72,481                  FF 32,521             45%
Short-term portion              53,652               40,887                     12,765             31
                             ---------         ------------                 ----------
TOTAL
   FINANCIAL
   DEBTS                     FF158,654         FF   113,368                  FF 45,286             40%
                             =========         ============                 ==========



As of December 31, 1995, miscellaneous financial debts mainly consist of profit sharing (FF4,811).


11. ACCOUNTS PAYABLE


                            BALANCE AT            BALANCE AT
                             12/31/95              12/31/94                  VARIATION        VARIATION IN %
                             --------              --------                  ---------        --------------
Trade accounts
   payable                   FF 56,056         FF    76,156                 (FF 20,100)           -26%
Accrued accounts
   payable                       2,122                2,135                        (13)            -1
                             ---------         ------------                 ----------
TOTAL TRADE
   ACCOUNTS
   PAYABLE                   FF 58,178         FF    78,291                 (FF 20,113)           -26%
Trade accounts
   payable - Bills
   payable                   FF 42,590

FIXED ASSET
   SUPPLIERS                 FF 18,629         FF    26,934                 (FF  8,305)           -31%
                             =========         ============                 ==========
Fixed asset
   suppliers - Bills
   payable                   FF 12,702


                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



12. OTHER PAYABLES

                            BALANCE AT           BALANCE AT
                             12/31/95             12/31/94                VARIATION        VARIATION IN %
                             --------             --------                ---------        --------------
Taxes payable               FF 2,895             FF 1,407                 FF 1,488              106%
Benefits payable               8,671                7,581                    1,090               14
Salaries & wages
   payable                    21,230               18,996                    2,234               12
                            --------             --------                 --------
Total taxes,
   benefits and
   salaries & wages
   payable                    32,796               27,984                    4,812               17
Miscellaneous
   payables                    1,000                  754                      246               33
Deferred revenue -
   Operating                   3,833                4,821                     (988)             -20
                            --------             --------                 --------
TOTAL
   OTHER
   PAYABLES                 FF37,629             FF33,559                 FF 4,070               12%
                            ========             ========                 ========


13. SALES

                            BALANCE AT           BALANCE AT
                             12/31/95              12/31/94                VARIATION        VARIATION IN %
                             --------              --------                ---------        --------------
France                     FF  374,867          FF  300,197                 FF74,670             24.9%
%                                 82.4%                80.6%

Export                     FF   79,809          FF   72,209                 FF 7,600             10.5%
%                                 17.6%                19.4%

TOTAL                        FF454,676            FF372,406                 FF82,270             22.1%


14. INCOME TAXES

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities reported for financial reporting purposes and such amounts as measured in accordance with tax laws.

                          COMPAGNIE FINANCIERE DU LEMAN
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             (IN THOUSANDS OF FRENCH FRANCS, UNLESS OTHERWISE NOTED)



14. INCOME TAXES - CONCLUDED

A reconciliation of differences between the statutory French income tax and the Group's effective income tax follows:

                                                                                              BALANCE AT
                                                                                               12/31/95
                                                                                               --------
Group's net income before tax                                                                   FF 9,424
                                                                                               =========

Statutory income tax (rate: 36.67%)                                                            (FF 3,455)
Permanent differences - Tax impact:
-    Goodwill depreciation                                                                        (1,496)
-    Non-tax deductible expenses                                                                     (87)
-    Tax on capital gains                                                                              3
-    Tax credit                                                                                        9
-    Impact of statutory tax rate increase (36.67% - 33.33%)                                      (1,600)
                                                                                               ---------
GROUP'S INCOME TAX                                                                             (FF 6,626)
                                                                                               =========


15. EFFECT ON PROFIT (LOSS) ATTRIBUTABLE TO SHAREHOLDERS OF DIFFERENCES BETWEEN FRENCH AND US GAAP

                                                                                              BALANCE AT
                                                                                               12/31/95
                                                                                               --------
Loss attributable to shareholders as reported under French GAAP                                (FF 1,420)

US GAAP adjustments:
-    Depreciation on fixed assets                                                                 10,877
-    Overheads allocation to inventory and impact of fixed assets depreciation on
     inventory                                                                                      (523)
-    Provisions for litigation                                                                      (700)
-    Pension liability                                                                              (349)
-    Deferred taxation on US GAAP adjustments                                                     (5,087)
                                                                                               ---------
PROFIT ATTRIBUTABLE TO SHAREHOLDERS AS REPORTED UNDER
     US GAAP                                                                                    FF 2,798
                                                                                               =========

16. OTHER ITEMS

MISCELLANEOUS COMMITMENTS:

All of the bank loans (FF136,000) are the object of guaranties by equipment collateral.

Commitment to repurchase a lease contract on behalf of a subcontractor: rent remaining at 12/31/95: FF2,741

Headcount: 663 employees

                               AUTOCAM CORPORATION
                    PRO FORMA COMBINING FINANCIAL INFORMATION



Effective October 1, 1998, Autocam Corporation (the "Company"), through its wholly-owned subsidiary, Autocam France SARL, a French limited liability company, acquired the rights to all the outstanding common shares of Compagnie Financiere du Leman SA ("CFL"), a French holding corporation, which owns all of the equity interest of Frank & Pignard SA, a French corporation ("F&P") for 300 million French Francs ("FF"). The associated Stock Purchase Agreement, dated October 1, 1998, is incorporated by reference to Exhibit 2.1 of the Company's Form 8-K, filed October 14, 1998.

The following unaudited pro forma combining balance sheet as of September 30, 1998 is based upon the historical consolidated financial statements of the Company and the consolidated financial statements of CFL as of that date, after giving effect to the acquisition as if such transaction had occurred on September 30, 1998. The following unaudited pro forma combining statements of operations for the three months ended September 30, 1998 and for the year ended June 30, 1998 are based upon the historical consolidated financial statements of the Company and consolidated financial statements of CFL for those periods, after giving effect to the acquisition as if such transaction had occurred on July 1, 1997.

The pro forma combining financial statements may not be indicative of the results that actually would have been attained if the acquisition had occurred on the dates indicated or which may be attained in the future.

The pro forma combining adjustments are described in the accompanying notes to the pro forma combining financial statements. The pro forma combining financial statements should be read in conjunction with the notes thereto and the consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended June 30, 1998 and Quarterly Report on Form 10-Q for the three months ended September 30, 1998, and the consolidated financial statements of CFL presented elsewhere in this Amendment to Current Report on Form 8-K.

                               AUTOCAM CORPORATION
                   UNAUDITED PRO FORMA COMBINING BALANCE SHEET
                               SEPTEMBER 30, 1998
                         (IN THOUSANDS OF U.S. DOLLARS)




                                               THE COMPANY                   PRO FORMA     PRO FORMA
                                                   (1)         CFL (2)    ADJUSTMENTS (3)   COMBINED
                                                   ---         -------    ---------------   --------
ASSETS

Current assets:
Cash and equivalents                             $  1,334      $  1,230                     $  2,564
Accounts receivable, net                           12,912        30,708                       43,620
Inventories, net                                    6,876         9,093                       15,969
Prepaid expenses and other current assets           1,517         1,079                        2,596
                                                               --------                     --------
Total current assets                               22,639        42,110                       64,749

Property, plant and equipment, net                 66,789        43,201      $ 23,187        133,177
Restricted cash and equivalents                     4,240                                      4,240
Goodwill and other intangible assets, net          13,894         8,522         9,941         32,357
Other long-term assets                              9,807           797          (234)        10,370
                                                 --------      --------      --------       --------
TOTAL ASSETS                                     $117,369      $ 94,630      $ 32,894       $244,893
                                                 ========      ========      ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current maturities of long-term obligations      $    894                                   $    894
Accounts payable                                    7,402      $ 18,999                       26,401
Accrued liabilities                                 3,570         8,702      $  2,608         14,880
                                                 --------      --------      --------       --------
Total current liabilities                          11,866        27,701         2,608         42,175

Long-term obligations, net of current
   maturities                                      46,752        24,347        54,299        125,398
Deferred taxes                                     10,799         4,701         9,506         25,006
Deferred credits and other                            507         4,352                        4,859
Minority interest                                   2,520            10                        2,530
Shareholders' equity                               44,925        33,519       (33,519)        44,925
                                                 --------      --------      --------       --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $117,369      $ 94,630      $ 32,894       $244,893
                                                 ========      ========      ========       ========

See notes to unaudited pro forma combining financial statements.

                               AUTOCAM CORPORATION
              UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998
         (IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE AND PER SHARE DATA)



                                                THE COMPANY                    PRO FORMA                 PRO FORMA
                                                    (1)          CFL (2)      ADJUSTMENTS      NOTES     COMBINED
                                                    ---          -------      -----------      -----     --------

Sales                                              $ 24,020      $19,691                                 $ 43,711
Cost of sales                                        20,579       18,669         ($2,254)       (4)        36,994
                                                   --------     --------         -------                 --------

Gross profit                                          3,441        1,022           2,254                    6,717
Selling, general and administrative                   1,742        1,694                                    3,436
Other operating expenses                                 52                                                    52
                                                   --------     --------         -------                 --------

Income (loss) from operations                         1,647         (672)          2,254                    3,229
Interest and other expense, net                         790          278             944        (5)         2,012
Minority interest in net income                         153                                                   153
                                                   --------     --------         -------                 --------

Income (loss) before tax provision (benefit)
                                                        704         (950)          1,310                    1,064
Tax provision (benefit)                                 526         (334)            537        (6)           729
                                                   --------     --------         -------                 --------

NET INCOME (LOSS)                                  $    178     ($   616)         $  773                 $    335
                                                   ========     ========         =======                 ========

BASIC NET INCOME PER SHARE (7)                                                                           $   0.05
DILUTED NET INCOME PER SHARE (7)                                                                         $   0.05

Basic weighted average shares outstanding (7)
                                                                                                            6,410
Diluted weighted average shares outstanding (7)                                                             6,611


See notes to unaudited pro forma combining financial statements.

                               AUTOCAM CORPORATION
              UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998
         (IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE AND PER SHARE DATA)



                                                    THE                        PRO FORMA                 PRO FORMA
                                                COMPANY (1)      CFL (2)      ADJUSTMENTS      NOTES     COMBINED
                                                -----------      -------      -----------      -----     --------
Sales                                             $ 90,361      $ 81,734                                $ 172,095
Cost of sales                                       69,436        70,415         ($8,174)       (4)       131,677
                                                  --------      --------         -------                ---------

Gross profit                                        20,925        11,319           8,174                   40,418
Selling, general and administrative                  5,879         5,817                                   11,696
Other operating expenses                               207                                                    207
                                                  --------      --------         -------                ---------

Income from operations                              14,839         5,502           8,174                   28,515
Interest and other expense, net                      2,719         1,558           3,622        (5)         7,899
Minority interest in net income                        166                                                    166
                                                  --------      --------         -------                ---------

Income before tax provision                         11,954         3,944           4,552                   20,450
Tax provision                                        4,213         2,538           1,866        (6)         8,617
                                                  --------      --------         -------                ---------

NET INCOME                                        $  7,741      $  1,406          $2,686                $  11,833
                                                  ========      ========         =======                =========

BASIC NET INCOME PER SHARE (7)                                                                          $    1.87
DILUTED NET INCOME PER SHARE (7)                                                                        $    1.80

Basic weighted average shares outstanding (7)                                                               6,342
Diluted weighted average shares outstanding (7)                                                             6,558


See notes to unaudited pro forma combining financial statements.

                               AUTOCAM CORPORATION
                NOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL
          INFORMATION FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30
                         AND JUNE 30, 1998, RESPECTIVELY



1. Historical Balance Sheet as of September 30, 1998 and the historical Statements of Operations for the three months ended September 30, 1998 and the year ended June 30, 1998 of the Company.

2. Historical Balance Sheet as of September 30, 1998 and the historical Statements of Operations for the three months ended September 30, 1998 and the year ended June 30, 1998 of CFL.

3. Represents the unaudited pro forma combining balance sheet adjustments required to account for the acquisition as a purchase, including the following:

     - To eliminate certain property, plant and equipment not purchased.
     - To adjust equipment acquired to its estimated fair market value.
     - To record goodwill as the excess of the acquisition cost over the fair value of the net assets acquired.
     - To record a tax liability assumed related to the spin-off of real estate not purchased by the Company.
     - To record financing transactions related to the acquisition. Financing included a FF281 million five-year term note and FF19 million borrowed against the Company's revolving credit note, both of which are classified as long-term obligations.
     - To record $2,000,000 representing various acquisition costs (e.g., professional services and investment banking fees).
     - To record the deferred tax liability assumed.
     - To adjust the pension liability to its present value.
     - To eliminate CFL's historical shareholders' equity.

4. Represents the unaudited pro forma combining statements of operations adjustments required to account for the acquisition as a purchase, including the following:

     - To adjust depreciation expense reflecting the differences in the fair market value of the property, plant and equipment purchased and CFL's depreciable base of such assets. o To record goodwill amortization related to this acquisition and to amortize such over forty years on a straight-line basis.

5. Represents interest expense associated with the financing of the acquisition.

6.   To adjust the tax provision for the effects of the pro forma adjustments.

7. All share and per share amounts have been adjusted to reflect a 5% share dividend issued on November 16, 1998 to shareholders of record on November 2, 1998.

                                 Exhibit Index
                                 -------------

Exhibit No.              Description
-----------              -----------
   23                    Consent of PricewaterhouseCoopers